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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 5, 1997


                                     [LOGO]


                       IMAGING TECHNOLOGIES CORPORATION
       (Exact name of small business issuer as specified in its charter)


        DELAWARE                     0-12641                   33-0021693
(State or other jurisdiction       (Commission            (IRS Employer ID No.)
of incorporation or organization)    file No.)


                               11031 VIA FRONTERA
                           SAN DIEGO, CALIFORNIA 92127
                    (Address of principal executive offices)

        Issuer's Telephone Number, Including Area Code: (619) 485-8411


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ITEM 5.   OTHER EVENTS

On August 21, 1997, Imaging Technology Corporation (the "Company'") closed a private placement of its newly designated Series C Redeemable Convertible Preferred Stock ("Series C Shares") in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

INITIAL CLOSING
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Under the terms of the Placement, in consideration of $5,000,000 the Company issued an aggregate of 500 Series C Shares and four year warrants to purchase up to 200,000 shares of the Company's common stock at an exercise price equal to 125% of the Closing Market Price or $7.50 per share ("Initial Closing").

"PUT" CLOSING
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Provided that the following conditions have been satisfied, the Company may call for a second round of financing for an additional 500 Series C Shares and warrants to purchase up to 200,000 shares in consideration of $5,000,000 ("Put Preferred Shares"): (i) the Company's stockholders shall have approved the issuance of the Securities (as defined) on or prior to the Notice Date;
(ii) the Company's revenues for the period beginning and including April 1, 1997 and ending and including September 30, 1997 are at least $12,000,000;
(iii) during the period beginning 45 days prior to the Notice Date and ending on and including the Closing Date, a Registration Statement has been effective and available for the sale of no less than 125% of the sum of (A) the number of Conversion Shares then issuable upon the conversion of all outstanding Preferred Shares and the Put Preferred Shares to be issued by the Company, (B) the number of Warrant Shares then issuable upon exercise of all outstanding Warrants and the Warrants to be issued in connection with the Put Preferred Shares and (C) the number of Conversion Shares and Warrant Shares that are then held by the Buyers, (iv) during the period beginning 45 days prior to the Notice Date and ending on and including the Put Closing Date, the Common Stock is designated for quotation on the Nasdaq National Market or a national securities exchange and is not suspended from trading; (v) no event constituting a Major Business Event (as defined below), including an agreement to consummate a Major Business Event, or a Triggering Event, as defined below, shall have occurred from the period beginning on the Initial Issuance Date and ending on and including the Put Closing Date; (vi) on each trading day during the period beginning 20 days prior to the Notice Date and ending on and including the Put Closing Date, the Market Price of the Common Stock is not less than $6.00 per share (subject to adjustment as a result of any stock split, stock dividend, recapitalization, reverse stock split, consolidation, exchange or similar event); (vii) during the period beginning 20 days prior to the Notice Date and ending on and including the Put Closing Date, the Average Daily Trading Dollar Volume (as defined) is not less than $250,000; (viii) during the period beginning on the Initial Issuance Date and ending on and including the Put Closing Date, the Company shall have delivered Conversion Shares upon conversion of the Preferred Shares and Warrant Shares upon exercise of the Warrants to the Buyers on a timely basis; and (ix) the Company shall not have previously delivered a Put Share Notice. A "Major Business Event" means (x) consolidation, merger or other business combination of the Company with another entity (other than pursuant to a migratory merger effected solely for the purpose of changing the Company's jurisdiction of incorporation), (y) the sale or transfer of all or substantially


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all of the Company's assets or (z) a purchase, tender or exchange offer made to and accepted by the holders of more than 10% of the outstanding shares of Common Stock.

ADDITIONAL CLOSING
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During the period beginning on and including January 1, 1998 and ending on
January 1, 2002, if the Market Price of the Common Stock is greater than $7.50 per share (subject to adjustment as a result of any stock split, stock dividend, recapitalization, reverse stock split, consolidation, exchange or similar event) purchasers of the Series C Shares are entitled to purchase up to 40% of the number of Series C Shares, along with the related warrants, held by each investor on December 31, 1997.

MANDATORY CONVERSION
- --------------------

If any Preferred Shares remain outstanding five years after the applicable Issuance Date then all such Preferred Shares shall be converted as of such date.

CONVERSION OF PREFERRED SHARES
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The Series C Shares have the right, at such holder's option, to convert the
Preferred Shares into shares of the Company's common stock, $.005 par value per share (the "Common Stock"), on the following terms and conditions:

               (a) CONVERSION RIGHT. At any time or times on or after the date which is 46 days after the Issuance Date (as defined below), any holder of Preferred Shares shall be entitled to convert any whole number of Preferred Shares into fully paid and nonassessable shares (rounded to the nearest whole share) of Common Stock, at the Conversion Rate (as defined below); provided, however, that in no event shall any holder be entitled to convert Preferred Shares in excess of that number of Preferred Shares which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.9% of the outstanding shares of the Common Stock following such conversion. For purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The holder may waive the foregoing limitations by written notice to the Company upon not less than 61 days prior notice (with such waiver taking effect only upon the expiration of such 61 day notice period).

               (b) CONVERSION RATE. The number of shares of Common Stock issuable upon conversion of each of the Preferred Shares shall be determined according to the following formula (the "Conversion Rate"):

                    (.06)(N/365)(10,000) + 10,000
                    -----------------------------
                         Conversion Price

     The following terms shall have the following meanings:


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                    (i)     "Conversion Price" means, as of any Conversion Date
(as defined below) or other date of determination, the lower of the Fixed Conversion Price and the Floating Conversion Price, each in effect as of such date and subject to adjustment as provided herein;

                    (ii) "Fixed Conversion Price" means 150% of the Market Price on the date of issuance of the applicable Preferred Shares, subject to adjustment as provided herein, with the Fixed Conversion Price being $9.00 per share on the initial closing date;

                    (iii) "Floating Conversion Price" means, as of any date of determination, the amount obtained by multiplying the Conversion Percentage in effect as of such date by the Market Price as of such date;

                    (iv) "Conversion Percentage" means (A) 100% for the period beginning on the Issuance Date and ending on and including the date which is 90 days after the Issuance Date, (B) 95% for the period beginning on and including the date which is 91 days after the Issuance Date and ending on and including the date which is 180 days after the Issuance Date and (C) 90% for the period beginning on and including the date which is 181 days after the Issuance Date and ending on and including the date which is five years after the Issuance Date, subject in each case to adjustment as provided herein;

                    (v) "Market Price" means, with respect to any security for any date, the lowest Closing Bid Price (as defined below) for such security during the seven consecutive trading days immediately preceding such date;

                    (vi) "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security on The Nasdaq SmallCap Market as reported by Bloomberg Financial Markets ("Bloomberg"), or, if The Nasdaq SmallCap Market is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holders of Preferred Shares.

                    (vii) "N" means the number of days from, but excluding, the Issuance Date through and including the Conversion Date for the Preferred Shares for which conversion is being elected; and

                    (viii) "Issuance Date" means, with respect to each Preferred Share, the date of issuance of the applicable Preferred Share.


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Should a registration statement covering the resale of the shares of Common
Stock issuable upon conversion or exercise of the Preferred Shares and the Warrants not be (i) filed within 45 days of the first Issuance Date of any Preferred Shares (the "Scheduled Filing Date"), (ii) declared effective by the SEC on or before 150 days after the first Issuance Date for any Preferred Shares (the "Scheduled Effective Date"), or (iii) if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, to register sufficient shares of Common Stock or otherwise), then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (i) the Conversion Percentage in effect at such time shall be reduced by a number of percentage points equal to the product of (I) .06 and (II) the sum of (x) the number of days after the Scheduled Filing Date that the relevant Registration Statement is filed with the SEC, (y) the number of days after the Scheduled Effective Date and prior to the date that the relevant Registration Statement is declared effective by the SEC (without double-counting any number of days after the Scheduled Filing Date that the relevant Registration Statement is filed, if applicable) and (z) the number of days that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective and (ii) the Fixed Conversion Price in effect at such time shall be reduced by an amount equal to the product of (I) the Fixed Conversion Price in effect as of the Issuance Date and (II) .0006 multiplied by (III) the sum of (x) the number of days after the Scheduled Filing Date that the relevant Registration Statement is filed with the SEC, (y) the number of days after the Scheduled Effective Date and prior to the date that the relevant Registration Statement is declared effective by the SEC (without double-counting any number of days after the Scheduled Filing Date that the relevant Registration Statement is filed, if applicable) and (z) the number of days that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective.

CONVERSION AT THE OPTION OF THE COMPANY.
- ----------------------------------------

At any time or times on or after the Issuance Date, the Company shall have the right, in its sole discretion, to require that any or all of the outstanding Preferred Shares be converted at the Conversion Rate; provided that the Conditions to Conversion at the Option of the Company (as set forth below) are satisfied. The Company shall exercise its right to Conversion at Company's Election by providing each holder of Preferred Shares written notice ("Notice of Conversion at Company's Election") at least 30 days prior to the date selected by the Company for conversion ("Company's Election Conversion Date"). If the Company elects to require conversion of some, but not all, of the Preferred Shares, the Company shall convert an amount from each holder of Preferred Shares equal to such holder's pro rata amount (based on the number of Preferred Shares held by such holder relative to the number of Preferred Shares outstanding on Company's Election Conversion Date) of all Preferred Shares the Company is requiring to be converted. The Notice of Conversion at Company's Election shall indicate (x) the number of Preferred Shares the Company has selected for conversion, (y) the Company's Election Conversion Date, which date shall be not less than 30 or more than 40 days after each holder's receipt of such notice, and (z) each holder's pro rata share of outstanding Preferred Shares. All Preferred Shares selected for conversion in accordance with this provision shall be converted as of the Company's Election Conversion Date as if the holders of such Preferred Shares selected by the Company to be converted had given the Conversion Notice on the Company's Election Conversion Date. All holders of Preferred Shares shall thereupon and within two business days the Company's Election


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Conversion Date surrender all Preferred Stock Certificates selected for conversion, duly endorsed for cancellation, to the Company or the Transfer Agent. "Conditions to Conversion at the Company's Election" means the following conditions: (i) on each day during the 20 consecutive trading days immediately preceding the date of the Company's Notice of Conversion at the Company's Election, the last reported sale price (as reported by Bloomberg) of the Common Stock is at least 200% of the last reported sale price (as reported by Bloomberg) as of the applicable Issuance Date of the Preferred Shares being converted; (ii) on each day during the period beginning on the date of the Notice of Conversion at the Company's Election and ending on and including the Company's Election Conversion Date, the last reported sale price (as reported by Bloomberg) of the Common Stock is at least 170% of the last reported sale price (as reported by Bloomberg) as of the applicable Issuance Date of the Preferred Shares being converted; (iii) the Company shall not have previously given Notice of Conversion at Company's Election;
(iv) the Company's stockholders shall have approved the issuance of the Securities (as defined below) on or prior to the date of the Company's Notice of Conversion at Company's Election; (v) on each day during the period beginning 20 days prior to the Notice of Conversion at the Company's Election and ending on and including the Company's Election Conversion Date, the Registration Statement shall be effective and available for the sale of no less than 125% of the sum of (A) the number of Conversion Shares then issuable upon the conversion of all outstanding Preferred Shares, including the Conversion Shares to be issued pursuant to this Conversion at the Company's Election, (B) the number of Warrant Shares (as defined in the Securities Purchase Agreement) then issuable upon exercise of all outstanding Warrants and (C) the number of Conversion Shares and Warrant Shares that are then held by the holders of the Preferred Shares, (vi) on each day during the period beginning 20 days prior to the date of the Company's Notice of Conversion at Company's Election and ending on and including the Company's Election Conversion Date, the Common Stock is designated for quotation on The Nasdaq SmallCap Market or the Nasdaq National Market or a national securities exchange and is not suspended from trading; (vii) during the period beginning 20 days prior to the date of the Company's Notice of Conversion at Company's Election and ending on and including the Company's Election Conversion Date, the Average Daily Trading Dollar Volume (as defined below) is not less than $250,000; (viii) during the period beginning on the Initial Issuance Date and ending on and including the Company's Election Conversion Date, the Company shall have delivered Conversion Shares upon conversion of the Preferred Shares and Warrant Shares upon exercise of the Warrants to the Buyers on a timely basis; and (ix) the Company otherwise has satisfied its obligations and is not in default under the Securities Purchase Agreement.

CONVERSION RESTRICTIONS.
- ------------------------

Other than a mandatory conversion or a conversion at the option of the Company, the right of a holder of Preferred Shares to convert Preferred Shares shall be limited as set forth below. Without the prior consent of the Company, a holder of Preferred Shares shall not be entitled convert an aggregate number of Preferred Shares from the Issuance Date of such Preferred Shares through the date of this determination in excess of the number of Preferred Shares which when divided by the number of Preferred Shares purchased by such holder on such Issuance Date would exceed (i) 0.20 for the period beginning on the date which is 46 days after the Issuance Date and ending on and including the date which is 90 days after the Issuance Date,
(ii) 0.40 for the period beginning on and including the date which is 91 days after the Issuance Date and ending on and including the date which is 135 days after the Issuance Date, (iii) 0.60 for the period beginning on the date which is 136 days after the Issuance Date and ending on and


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including the date which is 180 days after the Issuance Date, (iv) 0.80 for the period beginning on and including the date which is 181 days after the Issuance Date and ending on and including the date which is 225 days after the Issuance Date and (v) 1.00 for the period beginning on and including the date which is 226 days after the Issuance Date and ending on and including the date which is five years after the Issuance Date. Notwithstanding the foregoing, the conversion restriction set forth shall not apply (x) if there shall have occurred a Material Adverse Change, (y) with respect to any conversion of Preferred Shares at a Conversion Price which is equal to the Fixed Conversion Price then in effect or (z) the Company has delivered a Put Notice. A "Material Adverse Change" means any change, event, result or happening involving, directly or indirectly, the Company or any of its subsidiaries resulting in a material adverse effect on the business, prospects, financial condition or results or operations of the Company and its subsidiaries, taken as a whole, including, without limitation, an event constituting a Major Business Event or a Triggering Event shall have occurred.

REDEMPTION
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On the date which is two years after the Issuance Date, but only on such date, the Company shall have the right, in its sole discretion, to redeem from time to time, any or all of the Preferred Shares at the Redemption Price at the Company's Election (as defined below). If the Company elects to redeem some, but not all, of the Preferred Shares, the Company shall redeem an amount from each holder of Preferred Shares equal to such holder's pro-rata amount (based on the number of Preferred Shares held by such holder relative to the number of Preferred Shares outstanding) of all Preferred Shares being redeemed. The redemption price shall be an amount per Preferred Share equal to the product of (i) 1.1 multiplied by (ii) the sum of (A) (.06)(P/365)(10,000) plus (B) 10,000; where "P" means the number of days from, but excluding, the Issuance Date through and including the date of redemption.

Simultaneous with the occurrence of a Major Transaction (as defined below), each holder of Preferred Shares shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's Preferred Shares at a price per Preferred Share equal to greater of (i) Liquidation Value (as defined below) and (ii) the product of (A) the Conversion Rate at such time and (B) the Closing Bid Price on the date of the public announcement of such Major Transaction or the next date on which the exchange or market on which the Common Stock is traded is open if such public announcement is made (X) after 12:00 p.m., Central Time, time on such date or
(Y) on a date on which the exchange or market on which the Common Stock is traded is closed ("Major Transaction Redemption Price").

After a Triggering Event (as defined below), each holder of Preferred Shares shall have the right, at such holder's option, to require the Company to redeem all or a portion of such holder's Preferred Shares at a price per Preferred Share equal to the greater of (i) $12,500 and (ii) the product of
(A) the Conversion Rate at such time and (B) the Closing Bid Price calculated as of the date immediately preceding such Triggering Event on which the exchange or market on which the Common Stock is traded is open ("Triggering Event Redemption Price" and, collectively with "Major Transaction Redemption Price," the "Redemption Price"); provided, however, that in the case of Triggering Event described below, the Triggering Event Redemption Price shall equal the greater of (i) the Liquidation Value and (ii) the product of (A) the Conversion Rate at such time and (B) the Closing Bid Price calculated as of the date immediately preceding such Triggering Event on which the exchange or market on which the Common Stock is traded is open. The Company


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hereby warrants and agrees that the Fixed Conversion Price for any Preferred
Shares that are not redeemed after the occurrence of a Triggering Event described below shall be reset to equal the lesser of (x) 150% of the Market Price on the date of issuance of the applicable Preferred Shares, subject to adjustment, and (y) 150% of the Market Price on the date immediately following such Triggering Event on which the exchange or market on which the Common Stock is traded is open.

A "Major Transaction" shall be deemed to have occurred at such time as any of the following events: (ix) the consolidation, merger or other business combination of the Company with or into another Person (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company) pursuant to which either (x) the continuing or surviving entity is not a public company or (y) the stockholders of the Company existing at the time of such consolidation, merger or other business combination cannot elect a majority of the directors of the continuing or surviving entity immediately following such consolidation, merger or business combination; (x) the sale or transfer of all or substantially all of the Company's assets pursuant to which either (x) the purchasing entity is not a public company or (y) the stockholders of the Company existing at the time of such sale cannot elect a majority of the directors of the purchasing entity immediately following such sale; or (xi) a purchase, tender or exchange offer made to and accepted by the holders of more than 10% of the outstanding shares of Common Stock which requires or receives the consent of the Company's Board of Directors.

A "Triggering Event" shall be deemed to have occurred at such time as any of the following events: (xii) the failure of the Registration Statement to be declared effective by the SEC on or prior to the date that is 240 days after the Initial Issuance Date; (xiii) while the Registration Statement is required to be maintained effective the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the holder of the Preferred Shares for sale of the Registrable Securities and such lapse or unavailability continues for a period of ten consecutive trading days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of such holder of Preferred Shares; (xiv) the failure of the Common Stock to be listed on the Nasdaq National Market, The Nasdaq SmallCap Market, The New York Stock Exchange, Inc. or The American Stock Exchange, Inc. for a period of seven consecutive days (provided that such failure shall not constitute a Triggering Event if the Company delists the Common Stock at the election of the holders of Preferred Shares); or (xv) the Company's notice to any holder of Preferred Shares, including by way of public announcement, at any time, of its intention not to comply with proper requests for conversion of any Preferred Shares into shares of Common Stock.


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                                  SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IMAGING TECHNOLOGIES CORPORATION


                                              By: RALPH R. BARRY
                                                  ----------------------------
DATE: September 2, 1997                           Ralph R. Barry
                                                  Vice President and
                                                  Chief Financial Officer


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